SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2008

SOUTHEASTERN BANK FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Georgia	0-24172	58-2005097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3530 Wheeler Road, Augusta, Georgia 30909
(Address of Principal Executive Offices)

(706) 738-6990
Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2008, the Board of Directors of Southeastern Bank Financial Corporation (the “Registrant”), a Georgia corporation and holding company for Georgia Bank & Trust Company and Southern Bank & Trust, declared a ten percent (10%) common stock dividend with a record date of May 22, 2008 and a payment date of June 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHEASTERN BANK FINANCIAL CORPORATION

DATE: June 5, 2008	s/ Darrell R. Rains
Darrell R. Rains
Chief Financial Officer